                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

      Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------

    (5) Total fee paid:

    -------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    -------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------

    (3) Filing Party:

    -------------------------------------------------------------------

    (4) Date Filed:

    -------------------------------------------------------------------

                                SALOMON BROTHERS
                2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                November 4, 1998

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") will be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, December 17, 1998, at 10:30 a.m., New York time, for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending
     July 31, 1999 (Proposal 2); and

          3. Any other business that may properly come before the Meeting.

     The close of business on September 22, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,

                                         Heath B. McLendon
                                         President

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          --------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                                SALOMON BROTHERS
                2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, December 17, 1998 at 10:30 a.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Meeting"). This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 4, 1998. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on September 22, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 34,510,639 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class II Director and two Class I Directors, to hold office until the 1999 and year 2001 Annual Meeting of Stockholders, respectively, or thereafter when their respective successors are duly elected and qualified. The terms of office of the remaining Class II Director and the Class III Director expire at the 1999 and year 2000 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees currently is a member of the Board of Directors of the Fund and has previously been elected as a director by the Fund's stockholders, except Heath B. McLendon. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Michael S. Hyland and Thomas W. Brock, both directors during the fiscal year ended July 31, 1998, resigned as Directors on November 28, 1997 and March 31, 1998, respectively. Mr. Hyland resigned as President of the Fund on November 28, 1997. The Fund represents that neither Mr. Hyland nor Mr. Brock resigned as a result of any disagreement with management in connection with the management of the Fund's affairs.

     The following table provides information concerning each nominee for election as a director:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                                 JULY 31, 1998
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
NOMINEE TO SERVE UNTIL 1999 ANNUAL MEETING
OF STOCKHOLDERS
CLASS II DIRECTOR
Heath B. McLendon*, President; Managing       1998      64            515
     Director, Salomon Smith Barney Inc.,
     President and Director, Mutual
     Management Corp. and Travelers
     Investment Adviser, Inc.; Chairman of
     Smith Barney Strategy Advisors Inc.
     Prior to July 1993, Senior Executive
     Vice President of Shearson Lehman
     Brothers Inc. and Vice Chairman of
     Shearson Asset Management.
NOMINEES TO SERVE UNTIL THE YEAR 2001
ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
Dr. Riordan Roett, Member of the Audit        1996      59             0
     Committee; Professor and Director,
     Latin American Studies Program, Paul
     H. Nitze School of Advanced
     International Studies, Johns Hopkins
     University.
Jeswald W. Salacuse, Member of the Audit      1996      59             0
     Committee, Henry J. Braker
     Professor of Commercial Law, and
     formerly Dean, The Fletcher School
     of Law & Diplomacy, Tufts University.

     The following table provides information concerning the remaining directors of the Fund:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                                 JULY 31, 1998
 DIRECTORS AND PRINCIPAL OCCUPATIONS THE     DIRECTOR         -------------------
             PAST FIVE YEARS                  SINCE     AGE        SHARES(A)
------------------------------------------   --------   ---   -------------------
DIRECTOR SERVING UNTIL 1999 ANNUAL MEETING
OF STOCKHOLDERS
CLASS II DIRECTOR
Charles F. Barber, Member of Audit            1993      81             0
     Committee; Consultant; formerly
     Chairman of the Board, ASARCO
     Incorporated.
DIRECTOR SERVING UNTIL THE YEAR 2000
ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTOR
Daniel P. Cronin, Member of Audit             1993      52           1,000
     Committee; Vice President and General
     Counsel, Pfizer International Inc.;
     Senior Assistant General Counsel,
     Pfizer, Inc.

                                                        (Footnotes on next page)

(Footnotes from previous page)

------------------
     * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
      (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director for nine other investment companies advised by SBAM, six investment companies advised by Value Advisors LLC ("Value Advisors") and SBAM, forty-two investment companies managed and/or administered by Mutual Management Corp., six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM and its affiliates, six other investment companies advised by SBAM and Value Advisors, two other investment companies advised by Advantage Advisors, Inc. and two other investment companies advised by CIBC Wood Gundy Securities Corp. ("CIBC"). Mr. Cronin also serves as a director of six other investment companies advised by SBAM. Dr. Roett also serves as a director of three other investment companies advised by SBAM and six other investment companies advised by SBAM and Value Advisors. Mr. Salacuse is a director of, three other investment companies advised by SBAM, four other investment companies advised by Value Advisors and OpCap Advisors and two other investment companies advised by CIBC.

     At July 31, 1998, directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 32,107,608 shares, equal to approximately 93% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:

                                                            OFFICER
          NAME                      OFFICE                  SINCE          AGE
          ----                      ------                  -------        ---
Peter J. Wilby            Executive Vice President           1993           38
Thomas K. Flanagan        Executive Vice President           1994           43
James E. Craige           Executive Vice President           1996           30
Roger M. Lavan            Executive Vice President           1996           35
Lewis E. Daidone          Executive Vice President           1998           40
                          and Treasurer
Christina T. Snydor       Secretary                          1998           46

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Smith Barney Inc ("Salomon Smith Barney") since January 1996. Prior to January 1996, he was a Director of SBAM and Salomon Smith Barney. Mr. Flanagan has also been a Director of SBAM and Salomon Smith Barney since July 1991. Mr. Craige has also been a Director of SBAM and Salomon Smith Barney since January 1998 and a Vice President of SBAM and Salomon Smith Barney from May 1992 to December 1997. Mr. Lavan has also been a Director of SBAM and Salomon Smith Barney since January 1996 and a Vice President of SBAM since May 1990 and a Vice President of Salomon Smith Barney since March 1987. Mr. Daidone and Ms. Snydor also serve as
Managing Directors of Salomon Smith Barney. Mr. Daidone is Director and Senior Vice President of Mutual Management Corp. and Travelers Investment Adviser, Inc., and Ms. Snydor is General Counsel of Mutual Management Corp.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit;

and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended July 31, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended July 31, 1998, the Board of Directors met seven times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended July 31, 1998. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended July 31, 1998 by the Fund to Mr. McLendon, who is an "interested person," as defined under the 1940 Act.

                                                                  TOTAL COMPENSATION
                                                  AGGREGATE        FROM OTHER FUNDS
                                                  COMPENSATION     ADVISED BY SBAM
NAME OF DIRECTORS                                 FROM THE FUND   AND ITS AFFILIATES    TOTAL COMPENSATION
-----------------                                 -------------   ------------------    ------------------
                                                                   DIRECTORSHIPS(A)      DIRECTORSHIPS(A)
Charles F. Barber...............................     $   10,450        $ 142,042 (21)**       $ 152,492 (22)**
Daniel P. Cronin................................     $    9,750        $  28,867  (6)         $  38,617  (7)
Dr. Riordan Roett...............................     $   10,450        $  79,900  (9)         $  90,350 (10)
Jeswald W. Salacuse.............................     $   10,450        $  57,600  (7)         $  68,050  (8)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

** Includes $18,175 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending July 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at July 31, 1998 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 7, 1999. Any stockholder who desires to bring a proposal at the Fund's 1999 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof of the Secretary of the Fund (addressed to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, 7 World Trade Center, New York, New York 10048) during the period from September 17, 1999 to October 18, 1999.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 1998 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover of this Proxy Statement, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 4, 1998

      SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, December 17, 1998 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                         (continued on reverse side)

      SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Heath B. McLendon and Robert A. Vegliante, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York in the Downtown Conference Center, on Thursday, December 17, 1998 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR proposal 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                         (continued on reverse side)

/x/ Please mark your
    votes as in this
    example.

      FOR ALL Nominees
      listed at right                    WITHHOLD
     (except as marked              Authority to vote for all
   to the contrary below)            nominees listed at right      Nominees:
                                                                     Heath B. McLendon    2. The ratification of the
1. ELECTION                                                          Dr. Riordan Roett       selection of PricewaterhouseCoopers
   OF            / /                       / /                       Jeswald W. Salacuse     LLP as the independent accountants
   DIRECTORS                                                                                 of the Fund for the fiscal year
                                                                                             ending July 31, 1999

                                                                                             FOR        AGAINST        ABSTAIN

                                                                                             / /          / /           / /

(INSTRUCTION. To withhold th e                                                            3. Any other business that may properly
authority to vote for any                                                                    come before the meeting.
individual nominee(s) write the
name of the nominee(s) on the                                                             4. I will be attending the meeting.  / /
line below.)
                                                                                          Please Complete, Sign and Date hereon and
                                                                                          Mail in Accompanying Postpaid Envelope.
-----------------------------

SIGNATURE                           DATE                            SIGNATURE                           DATE
         -------------------------       -------------------------           -------------------------      ----------------------
                                                                                  IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


/x/ Please mark your
    votes as in this
    example.

      FOR ALL Nominees
      listed at right                    WITHHOLD
     (except as marked              Authority to vote for all
   to the contrary below)            nominees listed at right      Nominees:
                                                                     Heath B. McLendon    2. The ratification of the
1. ELECTION                                                          Dr. Riordan Roett       selection of PricewaterhouseCoopers
   OF            / /                       / /                       Jeswald W. Salacuse     LLP as the independent accountants
   DIRECTORS                                                                                 of the Fund for the fiscal year
                                                                                             ending July 31, 1999

                                                                                             FOR        AGAINST        ABSTAIN

                                                                                             / /          / /           / /

(INSTRUCTION. To withhold the                                                             3. Any other business that may properly
authority to vote for any                                                                    come before the meeting.
individual nominee(s) write the
name of the nominee(s) on the                                                             4. I will be attending the meeting.  / /
line below.)
                                                                                          Please Complete, Sign and Date hereon and
                                                                                          Mail in Accompanying Postpaid Envelope.
-----------------------------



SIGNATURE                           DATE                            SIGNATURE                           DATE
         -------------------------       -------------------------           -------------------------      ----------------------
                                                                                  IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.